UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

Cboe Global Markets, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34774	20-5446972
(Commission File Number)	(IRS Employer Identification No.)

400 South LaSalle Street

Chicago, Illinois 60605

(Address of Principal Executive Offices)

Registrant's telephone number, including area code (312) 786-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (16 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (16 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (16 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CBOE	Cboe BZX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

The results of voting for each matter submitted to a vote of stockholders at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Cboe Global Markets, Inc. (the “Company”) held on May 12, 2020 are set forth below.

Proposal One

At the Annual Meeting, the persons whose names are set forth below were elected as directors, constituting the entire Board of Directors of the Company. Relevant voting information for each person follows:

Director Nominee	For	Against	Abstain	Broker Non-votes
Edward T. Tilly	79,428,597	4,383,252	779,495	11,032,722
Eugene S. Sunshine	82,455,197	1,852,514	283,633	11,032,722
William M. Farrow III	84,030,369	272,761	288,214	11,032,722
Edward J. Fitzpatrick	82,899,592	1,360,528	331,224	11,032,722
Janet P. Froetscher	80,774,674	3,465,515	351,155	11,032,722
Jill R. Goodman	84,016,738	285,484	289,122	11,032,722
Roderick A. Palmore	80,180,171	4,031,762	379,411	11,032,722
James E. Parisi	83,024,958	1,235,146	331,240	11,032,722
Joseph P. Ratterman	83,942,519	342,387	306,438	11,032,722
Michael L. Richter	84,041,628	243,852	305,864	11,032,722
Jill E. Sommers	83,975,507	325,106	290,731	11,032,722
Fredric J. Tomczyk	83,970,473	287,841	333,030	11,032,722

Proposal Two

The advisory proposal for approval, in a non-binding resolution, of the compensation paid to the Company's named executive officers was approved by a vote of 78,994,866 shares voting for the proposal, 5,102,099 shares voting against the proposal, 494,379 shares abstaining from the vote on the proposal and 11,032,722 broker non-votes.

Proposal Three

The appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2020 fiscal year was ratified by a vote of 93,268,546 shares voting for the proposal, 1,819,055 shares voting against the proposal and 536,465 shares abstaining from the vote on the proposal.

There were no other matters presented for a vote at the Annual Meeting.

Item 9.01.Financial Statement and Exhibits.

(d) Exhibits

104      Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CBOE GLOBAL MARKETS, INC.
(Registrant)

By:	/s/ Patrick Sexton
Patrick Sexton
Executive Vice President, General Counsel and Corporate Secretary

Dated: May 14, 2020